Exhibit 10.20

FIRST AMENDMENT

TO

AMENDED AND RESTATED
LIMITED LIABILITY COMPANY OPERATING AGREEMENT

OF

ID&T/SFX NORTH AMERICA LLC

This FIRST AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT (this “Agreement”) of ID&T/SFX North America LLC, a Delaware limited liability company (the “Company”), is made as of August 8, 2013, between the Company, One of Us International B.V. (f/k/a ID&T International Holding B.V.), a Dutch limited liability company (“ID&T International”), and SFX-IDT N.A. Holding LLC, a Delaware limited liability company (“SFX” and, collectively with ID&T International, the “Members”; the Members and the Company, collectively, the “Parties”), pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.), as amended from time to time (the “Act”).

A.                                On October 26, 2012, SFX Entertainment, Inc. (f/k/a SFX Holding Corporation), a Delaware corporation (“SFX Parent”), and ID&T Holding B.V. entered into an agreement (as amended on March 14, 2013, the “JV Agreement”) that provided for, among other things, the creation of the Company as a joint venture.

B.                                 On December 21, 2012 (the “Formation Date”), ID&T formed the Company for the purpose of conducting the Company’s business in accordance with the JV Agreement.

C.                                 On the Formation Date, the Company’s certificate of formation (the “Original Certificate of Formation”) was filed and ID&T and the Company entered into a limited liability company operating agreement of the Company (the “Original LLC Agreement”).

D.                                On March 15, 2013, after certain other events, the Parties amended and restated the Original LLC Agreement (the “Amended and Restated Operating Agreement”) to set forth together with the terms of the JV Agreement, (1) the manner in which the business and affairs of the Company will be managed and (2) the Parties’ respective rights, duties, and obligations with respect to the Company.

E.                                  As of August 8, 2013, SFX Parent and One of Us Holding B.V., a company organized under the laws of the Netherlands, (“One of Us Holding”) entered into that certain Stock Purchase Agreement (the “Stock Purchase Agreement”).

F.                                   Further, the Company, SFX Intermediate Holdco II LLC, a Delaware limited liability company, and One of Us Holding entered into that certain Assignment Agreement dated August 8, 2013 (the “Assignment Agreement”) which was further acknowledged by certain other parties, including the Members.

E.                                  The Parties desire to amend the Amended and Restated Operating Agreement to incorporate and give effect to certain provisions of the Stock Purchase Agreement and the Assignment Agreement.

The Parties therefore hereby agree as follows:

1.                                    Overriding Provisions.  To the extent a provision of the Stock Purchase Agreement or the Assignment Agreement by its terms governs the actions, rights or obligations of the Company or the Members as Members of the Company, including provisions relating to the NAJV Advance as defined in such agreements, such provision shall be deemed and agreed to amend the Amended and Restated Operating Agreement and be incorporated therein and any contrary provision of the Amended and Restated Operating Agreement shall not be given any force or effect.

2.                                    No Other Changes.  All other provisions of the Amended and Restated Operating Agreement remain in full force and effect.

3.                                    Governing Law. This Agreement shall be governed by, and construed under, the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by said laws.

4.                                    Amendments. This Agreement may not be modified, altered, supplemented or amended except pursuant to a written agreement executed and delivered by the Parties.

5.                                    Signed Writings. Emails, including emails that bear an electronic “signature block” identifying the sender, do not constitute signed writings for purposes hereof.

6.                                    Counterparts. This Agreement can be executed in multiple counterparts, each of which when executed and delivered will thereby be deemed to be an original and all of which counterparts taken together will constitute one and the same instrument. The delivery of this Agreement can be effected by means of an exchange of facsimile or portable document format (.pdf) signatures.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first written above.

Member:

ONE OF US INTERNATIONAL B.V.
(F/K/A ID&T INTERNATIONAL HOLDING B.V.)

By:	/s/ Duncan Stutterheim
Name: Duncan Stutterheim
Title: CEO

By:	/s/ Willem Hendrik Timmerman
Name: Willem Hendrik Timmerman
Title:

Signature page to First Amendment to Amended and Restated Limited Liability Company Operating Agreement of ID&T/SFX North America LLC

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first written above.

Member:

SFX-IDT N.A. HOLDING LLC

By:	/s/ Sheldon Finkel
Name: Sheldon Finkel
Title: President

Signature page to First Amendment to Amended and Restated Limited Liability Company Operating Agreement of ID&T/SFX North America LLC

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first written above.

Company:

ID&T/SFX NORTH AMERICA LLC

By:	/s/ Sheldon Finkel
Name: Sheldon Finkel
Title: co-Chief Executive Officer

Signature page to First Amendment to Amended and Restated Limited Liability Company Operating Agreement of ID&T/SFX North America LLC